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                                                                   EXHIBIT 10.16

                                 LEASE AGREEMENT


THE STATE OF TEXAS           )
                                            KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF FORT BEND          )


        THIS LEASE AGREEMENT is made and entered into and effective the 1st day of January, 1998, by and between WILLIAM L. MORILLON and MARIE ANNE MORILLON, hereinafter referred to as "Lessor," and, HORIZON HIGH REACH, INC., A DELAWARE CORPORATION, hereinafter referred to as "Lessee."

        In consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, Lessor does hereby demise and lease unto Lessee, and Lessee does hereby lease from Lessor, the following property, hereinafter referred to as the "demised premises"

         That certain tract of land and all improvements thereon, located at Interstate Highway 10, 22403 Katy Freeway, Katy, Texas, consisting of 1.4 acres of land out of Reserve G3, Block 39 in West Memorial Section 3, a Subdivision in Harris County, Texas, including all improvements, to wit: one 4,000 square foot building, overhangs, and fences.

                                 USE AND PURPOSE

        Lessee shall operate the demised premises for the use and purpose for which it is let, being the operation of an equipment rental and sales business.

                                 TERM OF LEASE

        The term of this lease shall commence on the 1st day of January, 1998, and terminate twenty-four (24) months later on December 31, 1999. The term of this lease shall be extended for two, one (1) year periods upon the expiration of the primary term on the following conditions. At least thirty (30) days prior to the expiration of the primary term or extended term, Lessee serves notice on Lessor of intent to terminate the lease. If no notice is given, then this lease shall automatically be extended for an additional one (1) year period. Without written agreement to extend further this lease shall not extend beyond December 31, 2001.



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                                      RENT

        Rental for the Demised Premises shall be $72,000.00 annually, payable $6,000.00 per month. Contemporaneously with the signing of this lease, Lessee has paid to Lessor the sum of $6,000.00 as payment of rental for the first month. Regular rental payments shall be due and payable on the first day of each month beginning February 1, 1998.

        Payments not received by the 10th of the month shall be accompanied by a late payment of $50.00. Failure of any payment to be received because of late delivery by the U.S. Postal Service shall not excuse a late payment, and Lessor shall be under no obligation to accept such late payments and may declare the Lessee in default and terminate the lease.

        The rent payments herein described are in addition to other financial obligations of Lessee contained elsewhere in this lease.

                                   POSSESSION

        Taking of possession of the premises by Lessee shall be conclusive evidence against Lessee that Lessee received the demised premises in good condition.

                                 QUIET ENJOYMENT

        In the event that Lessee pays the rent as provided for herein and otherwise performs all of the covenants and conditions to be performed by the Lessee and abides by all of the rules and regulations as set forth herein and referred to, Lessee shall have peaceful and quiet enjoyment of all the demised premises for the term of this lease.

                             LEASEHOLD IMPROVEMENTS

        Lessee shall not create any openings in the roof or exterior walls of the buildings, nor make any alternations, additions, or improvements to the demised premises without prior written consent of Lessor. Consent for non-structural alternations, additions or improvements shall not be unreasonably withheld by Lessor. Lessee shall have the right at all times to erect or install shelves, bins, machinery, or trade fixtures, provided that Lessee complies with all applicable governmental laws, ordinances and regulations. At the termination of this lease, Lessee shall at Lessee's sole cost, repair any damage caused by Lessee. All leasehold improvements shall


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become the property of Lessor.

                                    UTILITIES

        Lessee shall pay all utility charges including electricity, water, trash pick-up, sewage, and natural gas used in and about the demised premises, all such charges to be paid by Lessee to the utility company or municipal district furnishing the same, before same shall become delinquent.

                                   MAINTENANCE

        Lessee shall, through the term of this lease, and so long as Lessee shall remain in possession of the Demised Premises, keep and maintain in good repair all portions of the buildings, parking lot, driveways and other improvements located upon the Demised Premises, including all lighting and plumbing fixtures and equipment, appurtenances, machinery, fences, and all glass, keep the plumbing, water closets, pipes and fixtures belonging thereto in good repair and free from all obstructions. Lessee shall replace when necessary all light bulbs and fluorescent lighting tubes at Lessee's expense. Lessee shall, at Lessee's expense, keep and maintain the building and surrounding grounds adjoining the building free and clear from debris and other unsightly matter. Lessee shall at the termination of this lease deliver the premises in a clean, sanitary condition, in good repair and condition, reasonable wear and tear excepted.

        Lessee shall conduct no activity on the property which results in any hazardous waste or environmental regulation violation. In the event of such violation Lessee shall cause the correction of such violation and removal of any contaminated materials or soils and hold Lessor harmless from any costs for such removal or violation of any regulation including the payment of any penalties or fines.

                                      SIGNS

        One free standing sign is located on the demised premises. Lessee may without additional cost use such sign. The cost of removal of such sign, use of such sign and/or maintenance of such sign shall be at Lessee's sole cost and expense.

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                                      TAXES

        Lessee shall pay and fully discharge all taxes, special assessments and governmental charges of every character, including ad valorem, imposed on all personal property and improvements owned by Lessee and on the Leased Other including all buildings and improvements. Upon presentation to Lessee by Lessor of any tax statements delivered to Lessor respecting the demised premises, Lessee will immediately pay such assessment, or Lessor may require Lessee to remit such amounts to Lessor who shall pay such amounts to the proper taxing authority. All taxes must be paid by Lessee before they become delinquent.

                                    INSURANCE

        During the term of this lease, Lessee shall, at Lessee's own expense, keep all of Lessee's personal property, fixtures and appliances located upon the demised premises insured against loss or damage by fire, water, windstorm, hail, and all other hazards. Lessee, at Lessee's own expense, shall also provide and maintain in force during the term of this lease, liability insurance covering Lessor as well as Lessee with one or more responsible insurance companies duly authorized to transact business in Texas. Lessee shall maintain in full force and effect fire and hazard insurance on the improvements located on the premises. Such policy shall show Lessor as loss payee. Proceeds shall be paid in the event of loss in accordance with the terms of this lease. Lessee shall hold Lessor harmless from any claim or cause of action arising as a result of damage to or by any of Lessee's agents, servants, employees, customers, invitees or any person coming upon the demised premises, either directly or indirectly, at the invitation of Lessee.

                           DAMAGE TO DEMISED PREMISES

        If thirty (30%) percent of the buildings on the demised premises should be destroyed by fire, tornado or other casualty, this lease shall at the option of Lessor terminate, and rent shall be abated for the unexpired portion of this lease, effective as of the date of said hazard. However, Lessor, at Lessor's option, may choose to restore said building and maintain the lease in full force and effect. Rent during any such restoration shall be proportionately abated. Lessee agrees to release Lessor from any and all claims for loss, damage or inconvenience arising from such


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fire or casualty.

                              INSPECTION BY LESSOR

        Lessee shall permit Lessor and Lessor's agents to enter into and upon the demised premises at all reasonable times for purposes of inspecting the same or for the purpose of maintaining or making repairs or alterations to the buildings.

                              ASSIGNMENT AND LEASE

        Lessee shall not without the prior written consent of Lessor assign this lease or any interest therein or sublet the demised premises. Discovery of any subtenant upon the demised premises shall be deemed a default.

                             INTERRUPTION OF SERVICE

        Interruption or failure of any service maintained in the demised premises, if due to causes beyond Lessor's control, shall not entitle Lessee to any claim against Lessor or to any reduction in rent and shall not constitute constructive eviction unless Lessor shall fail to take such measures as may be reasonable in the circumstances to restore the service without undue delay.

                              RELEASE OF LIABILITY

        The Lessee assumes all risk of any damage to person or property that may occur by reason of water or the bursting or leaking of any pipes or waste about said premises or from negligence of any co-tenants or occupants of the building or of any other person, or fire or hurricane or other act of God or from any cause whatsoever, provided that Lessor shall make necessary repairs to prevent further damage with reasonable diligence after notice given to it and the Lessee agrees to give the Lessor prompt written notice of any accident to or defect in the water pipes, electricity or of any plumbing, heating or cooling apparatus or device.

                                  SUBORDINATION

        This lease shall always be subordinate to any mortgage now or hereafter placed by Lessor against the property on which the premises is located, and the Lessee agrees to execute such documents as are necessary to complete such subordination, or in lieu thereof, Lessee appoints Lessor's agent irrevocably to execute such documents as are necessary to complete such


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subordination.

                             LESSORS' RIGHT OF ENTRY

        Lessor shall have the right to enter the demised premises at all times which are necessary to make needed repairs, and this right shall exist whether or not Lessee or other occupant shall be on the premises at such time. During the last forty-five (45) days of the term of the lease, Lessor shall have the right to enter the demised premises at reasonable hours to show the same to prospective tenants.

                                 DEFAULT CLAUSE

        If the Lessee shall fail to pay the rent or any other charge required to be paid by the Lessee, or if the Lessee shall breach any of the terms of this lease or the rules attached hereto or enacted from time to time, then as to every default or breach, except non-payment of rent, the Lessor may give the Lessee thirty (30) days written notice thereof, and if such default has not been cured within such a 30-day period, then the Lessor may give the Lessee three (3) days notice of the termination of this lease, and this lease shall expire accordingly and the Lessee shall surrender possession to the Lessor, but the Lessee shall remain liable as hereinafter provided. In case of default by the Lessee in the payment of rent, the notice shall be a three- day notice provided by Statutes of the State of Texas, and the Lessor shall have such rights as are provided by such Statutes. If the premises become vacant or abandoned or should any other person than Lessee secure possession of the premises, or any part hereof, by reason of any receivership, bankruptcy proceedings, or other operation of law in any manner whatsoever, Lessor may at Lessor's option, without notice to Lessee, terminate this lease, or in the alternative, Lessor may reenter and take possession of said premises, or may take possession in the manner provided by law. In case the Lessor shall recover possession of the premises, the Lessor may, but shall not be required to remove the property of the Lessee and store the same at the Lessee's expense, or Lessor may dispose of said property, and the Lessee agrees that in no respect shall the Lessor be responsible in damages for any action in entering said premises or removing and disposing of Lessee's property, with or without process of law. Notwithstanding anything stated herein,

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Lessee agrees that whether possession is taken or this lease is canceled by
Lessor, the entire unpaid balance of rent shall accelerate and immediately become due and payable, and Lessee shall be responsible for all costs, including attorney's fees incurred by Lessor in enforcing this and any other provision of this lease.

        In the event of a default by Lessee, Lessor shall have all recourse against the Lessee provided by this lease and by law, and all remedies shall be cumulative and non-exclusive. Lessee agrees to pay Lessor reasonable attorney's fees and expenses incurred in and about enforcing any of the terms of this lease, in collecting past due rent, and in and about recovering possession from Lessee, should the services of any attorney be retained by Lessor in so doing.

                                   ABANDONMENT

        In the event any installment of rent shall not have been paid within three (3) business days of its due date and Lessee shall not have been physically present on the demised premises during such period of time, it shall be conclusively deemed (and the lessee so agrees) that the premises has been abandoned regardless of whether or not any of Lessee's possessions remain on the premises, and in such event, Lessor may take possession without process of law, without in any way being responsible to Lessee for damages, trespass, unlawful entry, or any matter or thing whatever by reason thereof, and Lessor may, at Lessor's option, in the event of such abandonment, declare this lease terminated. This right on the part of the Lessor shall be in addition to and not exclusive of all other rights and remedies provided by this lease and by law.

                                LESSEE'S PROPERTY

        If, upon the termination of this lease or abandonment of the premises by Lessee, Lessee abandons or leaves any property on the demised premises, Lessor shall have the right, without notice to Lessee, to store or otherwise dispose of the property at Lessee's cost and expense, without being liable in any respect to the Lessee.

                                     NOTICE

        All notices provided to be given under this Lease Agreement shall be given by certified mail to the parties at the following addresses:


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        LESSOR:

        LESSEE:

        Notice shall be considered given upon posting with the U.S. Postal Service and the date of such posting shall be shown upon receipt stamped by said U.S. Postal Service at time of posting or by personal delivery to any agent or employee of Lessee found on the demised premises.

        IN TESTIMONY WHEREOF, the parties to this Lease have hereunto set their hands in multiple copies, any of which may be deemed an original, this the 31st day of December, 1997.



                                   /s/
                              -------------------------------
                              WILLIAM L. MORILLON



                                    /s/
                              -------------------------------
                              MARIE ANNE MORILLON



                              HORIZON HIGH REACH, INC.



                              By:     /s/
                                 -------------------------------



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